Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE: )
)	Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC. )	Chapter 11
Debtor. )
_______________________________)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM July 1, 2011  TO July 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING July 1, 2011 and ending July 31, 2011

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
Current	Cumulative
Month	to Petition Date

1. FUNDS AT BEGINNING OF PERIOD	$205,895.33	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales	-
Minus: Cash Refunds	-
Net Cash Sales	-
B. Accounts Receivable	202,714.26
C. Other Receipts (See MOR-3)	11,793.90	762,859.56
(If you receive rental income,	-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	11,793.90	965,573.82
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$217,689.23	$989,775.65
5. DISBURSEMENTS
A. Advertising	-
B. Bank Charges	1,430.10
C. Contract Labor	3,600.00	46,034.85
D. Fixed Asset Payments (not incl. in “N”)	-
E. Insurance	41,943.00
F. Inventory Payments (See Attach. 2)	-
G. Leases	-
H. Manufacturing Supplies	-
I. Office Supplies	733.89	1,370.84
J. Payroll - Net (See Attachment 4B)	167,780.49
K. Professional Fees (Accounting & Legal)	7,068.48	152,596.09
L. Rent	750.00	48,875.66
M. Repairs & Maintenance	-
N. Secured Creditor Payments (See Attach. 2)	186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)	83,905.08
P. Taxes Paid - Sales & Use (See Attachment 4C)	-
Q. Taxes Paid - Other (See Attachment 4C)	5,714.52
R. Telephone	143.67	7,164.82
S. Travel & Entertainment	4,185.62
Y. U.S. Trustee Quarterly Fees	4,875.00
U. Utilities	285.70	5,917.65
V. Vehicle Expenses	-
W. Other Operating Expenses (See MOR-3)	25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	12,581.74	784,668.16
7. ENDING BALANCE (Line 4 Minus Line 6)	$205,107.49	(c)	$205,107.49	(c)

 I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of August, 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO

MOR-2

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative
Petition to Date

TOTAL OTHER RECEIPTS	Refunds

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Source
Loan Amount	of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.                        Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 176,140 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 176,140 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.                    Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending   July 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT	(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
     PLUS: New Indebtedness Incurred This Month                                       $
     MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance                                                                                      $                                       4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

				Number	Total
	Date			of Post	Amount of
Secured	Payment	Amount		Petition	Post Petition
Creditor/	Due This	Paid This		Payments	Payments
Lessor	Month	Month		Deliquent	Deliquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.                   Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                   $
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month                             $                                             0.00  (a)
PLUS: Inventory Purchased During Month $
   MINUS: Inventory Used or Sold                                           $
PLUS/MINUS: Adjustments or Write-downs $ *
Inventory on Hand at End of Month $ 0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.
INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete
Total Inventory

%	100.00%	%	% = 100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                              $                             -0-                (a)(b)
MINUS:  Depreciation Expense                                           $
PLUS:  New Purchases                                                          $
PLUS/MINUS: Adjustments or Write-downs                   $
Ending Monthly Balance	$ -0-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.                      Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                               BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement $ 212,328.99
Plus Total Amount of Outstanding Deposits                                       $
Minus Total Amount of Outstanding Checks and other debits $ 7,658.09 *
Minus Service Charges $
Ending Balance per Check Register                                                        $                          204,670.90**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                          Case Number:

Reporting Period beginning                                           Period ending

NAME OF BANK:                                                       BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement                                                                                                $                          376.59*
Plus Total Amount of Outstanding Deposits $
Minus Total Amount of Outstanding Checks and other debits $ 0.00*
Minus Service Charges $
Ending Balance per Check Register                                                                                                $                         376.59**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                                          Case Number:

Reporting Period beginning                                                                      Period ending

NAME OF BANK:                                                                                      BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.                      Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                      BRANCH:    ACCOUNT CLOSED

ACCOUNT NAME:                                                                                     ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement $
   Plus Total Amount of Outstanding Deposits                                 $
                   Minus Total Amount of Outstanding Checks and other debits  $                                  *
   Minus Service Charges                                                                      $
Ending Balance per Check Register                                                    $                                   **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                Case Number:

Reporting Period beginning                                            Period ending

NAME OF BANK:                                                           BRANCH:

ACCOUNT NAME:                                                        ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-12

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

TOTAL		$ (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-13

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                      Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$

MOR-14

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                      Case Number:  11-20140-11-rdb

Reporting Period beginning July 1, 2011          Period ending  July 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid

David Owen	CEO	Services	$2,000.00
Laura Owen	President	Services	$1,600.00

Dave and Laura Owen continue to provide services as the Debtor winds down at the hourly rate of $100.00.  These services should not be extensive.

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

CBIZ Insurance, Kathy Beamis, 913-234-1918

CBIZ/Acuity Insurance Co.		X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire		01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-16

		Jul 31, 11
	902 CONS/LGCB -FA3089	650.00
	AB Mobile Com	4,519.80
	Aberdeen Township Police Department	4,482.80
	Advanced Radio Communications	111.77
	Alaska Safety	-358.13
	All-Pro Safety Supply & Installations, In	612.97
	Andrews Police Department	-192.50
	Appleton Police Department	0.60
	Arkansas City Police Department	-876.00
	B & C Communications	4,100.55
	B&L Comm., Inc.
	Greensburg Polier Dept-IN	6,062.23
	B&L Comm., Inc. - Other	238.89
	Total B&L Comm., Inc.	6,301.12
	Banks County Sheriff's Office	4,755.78
	Belleville Police Department	-854.00
	Blytheville Police Department	-42.37
	Bob Caldwell CJD
	Oakwood Public Safety	9,991.65
	Total Bob Caldwell CJD	9,991.65
	Borough of Woodbury Heights Police Depart	36,248.14
	Brownwood Police	-286.63
	Cartersville Police Department	-300.00
	Cedar Rapids Police Department	105.50
	Charleston Light & Siren Emergency
	Moncks Corner PD - SC	17,166.60
	Charleston Light & Siren Emergency - Other	1,301.12
	Total Charleston Light & Siren Emergency	18,467.72
	Chattahoochee Hill Country	512.65
	CNY Public Safety Supply Inc	398.78
	Communications & Emergency Products, Inc.	1,061.87
	Complete Emergency Vehicles
	Northeastern State University - OK	9,773.36
	Total Complete Emergency Vehicles	9,773.36
	Custom Command Vehicles	43,263.86
	Dana Safety Supply
	Oviedo PD - FL	226.00
	Dana Safety Supply - Other	475.76
	Total Dana Safety Supply	701.76
	Demarest Police Department	63.00
	Developed Dimension Information Technolog	23.00
	Diboll Police Department	-50.00
	Dorchester County Sheriff's Office	-112.72
	Dover Police Department	-632.90
	DSC Communications
	Superior Police Department	12.75
	DSC Communications - Other	10,177.82
	Total DSC Communications	10,190.57
	Dunnellon Police Department	4,791.62
	Durango Police Department	5,920.00
	East Providence Police Department	-300.00
	Eastchester Police Dept	-170.00
	Ellensburg Police Department	-100.00
	ERS	7,731.92
	Extreme 911
	Bureau of Land Mgmt - Las Vegas, NV	412.58
	Total Extreme 911	412.58
	Falls Church Police Department	515.00
	Fayette County Sheriff's Office	-836.36
	Fleet Auto Supply
	Trumbull PD - CT	25,450.66
	Total Fleet Auto Supply	25,450.66
	Forest Park Police Department (GA)	-1,234.95
	Fort Dodge Police Department	-100.00
	Franklin County Sheriff's Office (OH)	34.65
	Fremont County Sheriff's Office	-1,674.80
	Gaithersburg Police Department	-30.00
	Garden City Police Department	-100.00
	General Ledger Entry - AR	-174,250.55
	Georgetown Police Department	39.98
	Gillespie County Sheriff's Dept	57.50
	Glen Canyon NRA	340.03
	Goodhue County Sheriff's Office	-100.00
	Grants Pass Police Dept	-30.00
	Granville Police Dept	-312.58
	Graybill Communications	190.50
	Green River Police Department	-260.00
	Guernsey County Sheriff	502.25
	Habersham County Sheriff's Office	-500.00
	Hammond Police Department	68,351.14
	Hapeville Police Department	-600.00
	Harper Woods Police Department	-35.00
	Hawthorn Woods Police Department	2.96
	Haywood County Sheriff's Office	-78.22
	Hendersonville Police Department	15.00
	Herculaneum Police Department	-240.00
	Highlands Police Department	-90.00
	Hodgkins Police Department	-50.00
	Holcomb Police Department	-100.00
	Homewood Police Department-AL	285.00
	Industrial Communications-MT
	Yellowstone County SO - MT	385.70
	Total Industrial Communications-MT	385.70
	Integrated Communications	4,519.80
	Iredell County Sheriff's Office	-930.55
	J & S Communications LLC	4,931.80
	Jasper Police Department	-50.00
	Jefferson County AR SO	760.66
	Kalamazoo County Sheriff's Department	-50.00
	Key West Police Department	197.50
	Kingsland Police Department	-908.65
	Lake Mead NRA	-87.00
	Lake Winnebago Police Department	-72.29
	Lansing Police Department	-207.58
	Laprade Government Sales
	Lumpkin County Sheriff Office	48.82
	Laprade Government Sales - Other	12,991.61
	Total Laprade Government Sales	13,040.43
	Laurel Police Department	5,085.00
	Lincoln County Sheriff's Office	-1,741.15
	Linden Police Department	108.12
	Livonia Police Department	-462.11
	Lower Merion Twp Police Dept.	-31.00
	Lusk Police Department	5,642.99
	Lyon County Sheriffs Office	-100.00
	Macon County Sheriff's Dept.	-23.94
	Marion Police Department	13.00
	Marshfield Police Department	3,876.09
	Matsu Emergency Safety and Supply	577.28
	Mercer Island Police Department	-100.00
	Minnestoa Sheriff's Association	0.01
	Mitchell Police Department	-100.00
	Mobile Police Department	2,668.30
	Moncks Corner Police Department	4,549.49
	Monroe Police Department	30.00
	Morton County Sheriffs Department	-100.00
	Nalcom Wireless, Inc.
	Nacogdoches County SO - TX	221.78
	Nalcom Wireless, Inc. - Other	-221.78
	Total Nalcom Wireless, Inc.	0.00
	Natchez Trace Parkway NPS	-200.00
	New Melle Police Department	-37.00
	Northfield Police Department	57,622.88
	Northwestern State University	-100.00
	NYPD Highway Patrol	4,405.39
	NYPD HWY PATROL UNIT 5	280.00
	Olmos Park Police Department	6,362.50
	Osceola County Sheriff's Office	-100.00
	OSP - Gold Beach	-48.00
	Ottawa Police Department	-100.00
	Oviedo Police Department	-60.00
	Ozaukee County Sheriff's Department	-50.00
	Panama City Police Department	-100.00
	Park Forest Police Department	-283.50
	Plainfield Police Dept	-100.00
	PMC Associates, Inc.	-1,860.00
	Powder Springs Police Department	50.00
	Premier Vehicle Installation, Inc	-1,048.74
	Procom Corporation
	Alexandria City SO, VA	1,000.00
	Total Procom Corporation	1,000.00
	PSEI
	Darlington County SO-SC	2,463.60
	PSEI - Other	559.34
	Total PSEI	3,022.94
	Radioland Inc.
	Jeffersontown PD - KY	138.41
	Radioland Inc. - Other	-138.41
	Total Radioland Inc.	0.00
	Raytheon-JPS Communications Inc.	420.00
	RCS Wireless Technology	171.72
	Red Lodge Police Department	924.05
	REM Communications	716.00
	Reserve for losses	-100,456.68
	Roman Forest Police Department	-2,500.00
	Roselle Park Police Department	180.00
	Saint Peter Police Department	13.75
	Saukville Police Department	-63.00
	Shipman Communications	4,931.80
	South Haven Police Dept	-100.00
	South Portland Police Department	7,150.00
	South Rockwood Police Dept	-415.00
	State of Alaska Department of Transportat	85.13
	Stratford Police Department	39,321.64
	Sumter County Sheriff's Office	222.34
	Telecomunicaciones y Servicios del Norte	28,401.29
	Tieton Police Department	-64.45
	Tinton Falls Police Department	222.63
	Titusville Police Department	409.50
	Tulelake Police Department	-66.96
	Ukiah Police Department	5,447.74
	University of Kentucky	-3,600.00
	University of Texas San Antonio	-268.05
	University of Wyoming	-568.67
	University Park Police Dept	-100.00
	Vernonia Police Department	-90.03
	Veterans Affairs Hospital Police Dept	98.08
	Wabasha County Sheriff's Dept	242.45
	Wabaunsee County Sheriff's Office	245.28
	Warr Acres Police Department	600.00
	Watec, Inc.	15.00
	Wellington Police Department	100.00
	West Chester Police Department	-100.00
	West Jordan Police Department	100.00
	Western Carolina Communication Systems	240.01
	Westminster Police Department	-400.00
	White Settlement Police Department	-100.00
	Wichita State University Police	-400.00
	William & Mary Police	-100.00
	Winder Police Department	-700.00
	Wireless Advanced Communications
	Converse County	225.00
	Total Wireless Advanced Communications	225.00
	Wireless Plus	46.13
	Wyandotte County Sheriff's Office	-274.10
	Wyoming Department of Transportation	-100.00
	Wyoming Highway Patrol	336.00
	Yerington Police	-617.50
	Yosemite National Park	100.00
	Zion Police Department	100.00
TOTAL		176,139.80

Jul 31, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2	204,730.90
0-10080 · FNB Payroll Acct. 014-952-7	376.59
Total Cash Accounts	205,107.49
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	-3,465.15
0-10210 · Yen Currency Fluctuation	3,465.15
Total Foreign Cash Accounts	0.00
Total Checking/Savings	205,107.49
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73
0-11010 · Accounts Receivable - Dealers	23,719.75
0-11100 · Allowance for Doubtful Accounts	-100,456.68
Total Accounts Receivable	176,139.80
Total Accounts Receivable	176,139.80
Other Current Assets
Prepaid Expenses
0-13000 · Prepaid Expenses	3,825.00
Total Prepaid Expenses	3,825.00
Total Other Current Assets	3,825.00
Total Current Assets	385,072.29
TOTAL ASSETS	385,072.29
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,186,695.49
0-20100 · Accounts Payable - Chpt 11	4,941.02
Total Accounts Payable	1,191,636.51
Total Accounts Payable	1,191,636.51
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40
0-21010 · Accrued Property Taxes	26,686.29
0-21020 · Accrued Sales Tax	3,366.29
Total Accrued Expenses	82,309.98
Total Accrued Liabilities	82,309.98
Total Other Current Liabilities	82,309.98
Total Current Liabilities	1,273,946.49
Total Liabilities	1,273,946.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
0-30010 · Stock Option Proceeds	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09
0-30040 · Common Stock	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47
0-30065 · Warrants	88,660.94
0-30070 · Offering Costs	-2,250,025.22
Total Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15
Total Other Comprehensive Income	3,465.15
0-32000 · Retained Deficit	-36,493,467.90
Net Income	-3,203,817.62
Total Equity	-888,874.20
TOTAL LIABILITIES & EQUITY	385,072.29

	Type	Date	Num	Name	Memo	Split	Debit	Credit	Balance
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2
	Check	07/01/2011	9718	Kincaid & Rees Parkway Prof. Bldg.		2-60550 · Rent Building		750.00	-750.00
	Check	07/07/2011	9720	Kansas City Power & Light	Acct # 3515-08-8885	2-60590 · Utility Expense		216.01	-966.01
	Check	07/07/2011	9719	Kansas Gas Service	Acct#512242820 1613992 82	2-60590 · Utility Expense		69.69	-1,035.70
	Check	07/11/2011	9721	UPS Store	Office Supplies	2-61630 · Printing/Copying - Admin		10.79	-1,046.49
	Deposit	07/11/2011			Deposit-First Growth/Evans & Mullinix	2-71010 · Other Income	11,793.90		10,747.41
	Check	07/11/2011	9722	SPRINT	Acct#951687366	6-60820 · Cell Phones and Aircards		143.67	10,603.74
	Check	07/11/2011	9723	EVANS & MULLINIX P.A.	6/30/11 Statement	2-60430 · Legal Expense		6,093.48	4,510.26
	Check	07/20/2011	9724	AMERICAN EXPRESS		2-61620 · Office Supplies - Admin		364.00	4,146.26
	Check	07/20/2011	9725	Unisource Document Products	Repair Printer Scan Capability	2-61630 · Printing/Copying - Admin		174.24	3,972.02
	Check	07/21/2011	9726	Unisource Document Products	VOID: Printer Service	2-61630 · Printing/Copying - Admin	0.00		3,972.02
	Check	07/21/2011	9727	Unisource Document Products	Printer Service Call	2-61630 · Printing/Copying - Admin		184.86	3,787.16
	Check	07/21/2011	9728	US Trustee Payment Center	DIGITAL SYSTEMS, INC Acct. #832-11-20140	2-60430 · Legal Expense		975.00	2,812.16
	Check	07/30/2011	9729	Equivest, LLC		2-60410 · Consulting - Admin		2,000.00	812.16
	Check	07/30/2011	9730	Laura Owen, LLC		2-60410 · Consulting - Admin		1,600.00	-787.84
Total 0-10070 · FNB Olathe Checking 013-960-2							11,793.90	12,581.74	-787.84
Total Cash Accounts							11,793.90	12,581.74	-787.84
0-60400 · Professional & Contract Service
0-60410 · Consulting
2-60410 · Consulting - Admin
	Check	07/30/2011	9729	Equivest, LLC	June Consulting @ $100 per hour	0-10070 · FNB Olathe Checking 013-960-2	2,000.00		2,000.00
	Check	07/30/2011	9730	Laura Owen, LLC	June Consulting @ $100 per hour	0-10070 · FNB Olathe Checking 013-960-2	1,600.00		3,600.00
Total 2-60410 · Consulting - Admin							3,600.00	0.00	3,600.00
Total 0-60410 · Consulting							3,600.00	0.00	3,600.00
Legal Fees
2-60430 · Legal Expense
	Check	07/11/2011	9723	EVANS & MULLINIX P.A.	6/30/11 Statement	0-10070 · FNB Olathe Checking 013-960-2	6,093.48		6,093.48
	Check	07/21/2011	9728	US Trustee Payment Center	Quarterly fee to Bankiruptcy Trustee	0-10070 · FNB Olathe Checking 013-960-2	975.00		7,068.48
Total 2-60430 · Legal Expense							7,068.48	0.00	7,068.48
Total Legal Fees							7,068.48	0.00	7,068.48
Total 0-60400 · Professional & Contract Service							10,668.48	0.00	10,668.48
0-60500 · Facilities & Maintenance Costs
2-60550 · Rent Building
	Check	07/01/2011	9718	Kincaid & Rees Parkway Prof. Bldg.		0-10070 · FNB Olathe Checking 013-960-2	750.00		750.00
Total 2-60550 · Rent Building							750.00	0.00	750.00
2-60590 · Utility Expense
	Check	07/07/2011	9720	Kansas City Power & Light	Acct # 3515-08-8885	0-10070 · FNB Olathe Checking 013-960-2	216.01		216.01
	Check	07/07/2011	9719	Kansas Gas Service	Acct#512242820 1613992 82	0-10070 · FNB Olathe Checking 013-960-2	69.69		285.70
Total 2-60590 · Utility Expense							285.70	0.00	285.70
Total 0-60500 · Facilities & Maintenance Costs							1,035.70	0.00	1,035.70
0-60800 · Telecommunications
6-60820 · Cell Phones and Aircards
	Check	07/11/2011	9722	SPRINT	Acct#951687366	0-10070 · FNB Olathe Checking 013-960-2	143.67		143.67
Total 6-60820 · Cell Phones and Aircards							143.67	0.00	143.67
Total 0-60800 · Telecommunications							143.67	0.00	143.67
0-61600 · Office Supplies and Expenses
0-61620 · Office Supplies
2-61620 · Office Supplies - Admin
	Check	07/20/2011	9724	AMERICAN EXPRESS	Ink for printers and back up hard drive (Charged to DCO Amex)	0-10070 · FNB Olathe Checking 013-960-2	364.00		364.00
Total 2-61620 · Office Supplies - Admin							364.00	0.00	364.00
Total 0-61620 · Office Supplies							364.00	0.00	364.00
0-61630 · Printing/Copying
2-61630 · Printing/Copying - Admin

	Check	07/11/2011	9721	UPS Store	Office Supplies	0-10070 · FNB Olathe Checking 013-960-2	10.79		10.79
	Check	07/20/2011	9725	Unisource Document Products	Repair Printer Scan Capability	0-10070 · FNB Olathe Checking 013-960-2	174.24		185.03
	Check	07/21/2011	9726	Unisource Document Products	VOID: Printer Service	0-10070 · FNB Olathe Checking 013-960-2	0.00		185.03
	Check	07/21/2011	9727	Unisource Document Products	Service Call	0-10070 · FNB Olathe Checking 013-960-2	184.86		369.89
Total 2-61630 · Printing/Copying - Admin							369.89	0.00	369.89
Total 0-61630 · Printing/Copying							369.89	0.00	369.89
Total 0-61600 · Office Supplies and Expenses							733.89	0.00	733.89
2-71010 · Other Income
	Deposit	07/11/2011	25290	First Growth Capital	Distribution from First Growth via Evans & Mullinix. Deposited to "Other Income" pending accoun...	0-10070 · FNB Olathe Checking 013-960-2		11,793.90	-11,793.90
Total 2-71010 · Other Income							0.00	11,793.90	-11,793.90
TOTAL							24,375.64	24,375.64	0.00

11-Jul
Ordinary Income/Expense
Expense
0-60400 · Professional & Contract Service
0-60410 · Consulting
2-60410 · Consulting - Admin	3,600.00
Total 0-60410 · Consulting	3,600.00
Legal Fees
2-60430 · Legal Expense	7,068.48
Total Legal Fees	7,068.48
Total 0-60400 · Professional & Contract Service	10,668.48
0-60500 · Facilities & Maintenance Costs
2-60550 · Rent Building	750
2-60590 · Utility Expense	285.7
Total 0-60500 · Facilities & Maintenance Costs	1,035.70
0-60800 · Telecommunications
6-60820 · Cell Phones and Aircards	143.67
Total 0-60800 · Telecommunications	143.67
0-61600 · Office Supplies and Expenses
0-61620 · Office Supplies
2-61620 · Office Supplies - Admin	364
Total 0-61620 · Office Supplies	364
0-61630 · Printing/Copying
2-61630 · Printing/Copying - Admin	369.89
Total 0-61630 · Printing/Copying	369.89
Total 0-61600 · Office Supplies and Expenses	733.89
Total Expense	12,581.74
Net Ordinary Income	-12,581.74
Other Income/Expense
Other Income
2-71010 · Other Income	11,793.90
Total Other Income	11,793.90
Net Other Income	11,793.90
Net Income	-787.84

ICOP DIGITAL, INC.
Reconciliation Summary
0-10070 ■ FNB Olathe Checking 013-960-2, Period Ending 07/31/2011
Beginning Balance	Jul 31,11
Cleared Transactions	208,274.91
Checks and Payments -10 Items	-7,739.82
Deposits and Credits - 2 items	11,793.90
Total Cleared Transactions	4,054.08
Cleared Balance	212,328.99
Uncleared Transactions
Checks and Payments - 8 items	-7,658.09
Total Uncleared Transactions	-7,658.09
Register Balance as of 07/31/2011	204,670.90
New Transactions
Checks and Payments - 5 items	-5,288.18
Total New Transactions	-5,288.18
Ending Balance	199,382.72

Page: 1

ACCOUNT #: DDA - 0139602 Operating Account

Digital Systems Inc
Debtor in Possession

Enclosures: 10

Beginning Balance as of 07/01/11	**208,274.91**
Deposits & Other Credits	11,793.90
Charges & Fees	0.00
Checks & Other Debits	7,739.82
Average Balance	211,786.83
Ending Balance as of 07/31/11	**212,328.99**

Charges And Fees

Commercial Service Charge		0.00
1 Maintenance Fee	10.00	
9 Per Check Fee	1.35	
1 Per Deposit Fee	0.15	
1 ACH Debits	0.05	
1 Deposit Item - Transit	0.10	
Less Earnings Credit	11.65	

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount
07/11		Deposit	11,793.90	
07/29		ACH Debit Cash Mgr FNB Olathe		60.00

Check Information

Date	Check#	Amount	Date	Check#	Amount
07/05	9717	37.08	07/12	9719	69.69
07/01	9718	750.00	07/12	9720	216.01

STATFN (8-08)

First National Bank of Olathe Member FDIC Established June 15, 1887 as the first nationally chartered bank in johnson county
Mailing Address: P O Box 1500 Olathe, KS 66051
Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111
Page: 1
3-DIGIT 662 2084 0.7820 AT 0.365 9 1 217
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
LENEXA KS 66219-1435

PERIODIC STATEMENT Date: Jul 31, 2011 Period: Jul 01, 2011 to Jul 31, 2011 (31 Days )
66219143521
ACCOUNT #: DDA – 0139602 Operating Account
Digital Systems Inc Debtor in Possession Enclosures: 10
Beginning Balance as of 07/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 07/31/11
Charges And Fees Commercial Service Charge 1 Maintenance Fee 9 Per Check Fee 1 Per Deposit Fee 1 ACH Debits 1 Deposit Item - Transit Less Earnings Credit
Transaction Information
208,274.91 11,793.90 0.00 7,739.82 211,786.83 212,328.99 0.00 10.00 1.35 0.15 0.05 0.10 11.65
Date Check# 07/11 07/29 Description Deposit ACH Debit Cash Mgr FNB Olathe
Credit Amount 11,793.90 Debit Amount 60.00
Check Information
Date Check# 07/05 9717 07/01 9718
Date Check# 07/12 9719 07/12 9720
Amount 37.08 750.00 Amount 69.69
PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

First National Bank of Olathe Member FDIC Established June 15, 1887 as the first nationally chartered bank in johnson county
Mailing Address: P O Box 1500 Olathe, KS 66051
Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111

Page: 2 PERIODIC STATEMENT DIGITAL SYSTEMS INC Jul 31, 2011 Account #: DDA-0139602 Check Information (continued) Date Check# Amount 07/13 9721 07/18 9722 07/15 9723 Date Check# Amount 174.24 184.86 07/22 07/26 10.79 143.67 6,093.48 9725 * 9727 * *Indicates a break in the Check number order.
PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

Account #139602 – DDA

7/11/2011 0 $11,793.90  7/5/2011 9717 $37.08
7/1/2011 9718 $750.00  7/12/2011 9719 $69.69
7/12/2011 9720 $216.01  7/13/2011 9721 $10.79
7/18/2011 9722 $143.67  7/15/2011 9723 $6,093.48
7/22/2011 9725 $174.24  7/26/2011 9727 $184.86

ICOP DIGITAL, INC.
Reconciliation Detail
0-10080 FNB Payroll Acct. 014-952-7, Period Ending 07/31/2011

Type Date Num Name	Clr	Amount	Balance
Beginning Balance			8,480.95
Cleared Transactions
Checks and Payments - 1 item
General Journal 6/10/2011 21282	X	-8,104.36	-8,104.36
Total Checks and Payments		-8,104.36	-8,104.36
Total Cleared Transactions		-8,104.36	-8,104.36
Cleared Balance		-8,104.36	376.59
Register Balance as of 07/31/2011		-8,104.36	376.59
Ending Balance		-8,104.36	376.59

First National Bank of Olathe Member FDIC Established June 15, 1887 as the first nationally chartered bank in johnson county Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111 3_DIGIT 662 2085 0.6170 AT 0.365 9 1 218 DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
LENEXA KS 66219-1435
PERIODIC STATEMENT Date: Jul 31, 2011 Period: Jul 01, 2011 to Jul 31, 2011 (31 Days )
ACCOUNT #: DDA - 0149527 Digital Systems Inc
Payroll Account
Enclosures: 6
Beginning Balance as of 07/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 07/31/11 Check Information 8,480.95 0.00 0.00 8,104.36 1,475.72 376.59
Date             Check# 07/05 5032
07/06             5044 *
07/01             5059 * Amount 2,755.16 2,835.07 483.59
Date 07/07 07/06 07/01 Amount 1,174.42 366.09 490.03
* Indicates a break in the Check number order.
Check# 5078 * 5090 * 5097 *
PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.

Account #149527 - DDA

7/5/2011 5032 $2,755.16 7/6/2011 5044 $2,835.07 7/1/2011 5059 $483.59 7/7/2011 5078 $1,174.42 7/6/2011 5090 $366.09 7/1/2011 5097 $490.03